STATE OF CALIFORNIA
STANDARD AGREEMENT AMENDMENT
STD. 213A (Rev 9/01)
SCPRS# 0880110315425.1
[ x ] CHECK HERE IF ADDITIONAL PAGES ARE ATTACHED 21 Pages			AGREEMENT NUMBER	AMENDMENT NUMBER
			00SA420104	04
1.	This Agreement is entered into between the State Agency and Contractor named below:
STATE AGENCY’S NAME
Secretary of State
CONTRACTOR’S NAME
NICUSA, Inc. which will do business in California as National Information Consortium USA, Inc.
2.	The term of this	September 1, 2001	through December 31, 2009
Agreement is
3.	The maximum amount of this	$ 19,057,294.00
	Agreement after this amendment is:	Nineteen million fifty-seven thousand two hundred ninety-four dollars and zero cents.
4.	The parties mutually agree to this amendment as follows. All actions noted below are by this reference made a part of the Agreement and incorporated herein:
Effective March 1, 2006:

1. The Contractor’s name is hereby formally changed from National Information Consortium USA, Inc.
to NICUSA, Inc. which will do business in California as National Information Consortium USA, Inc.

2. The term of this Agreement is hereby extended until December 31, 2009 to cover the 42-month maintenance and operation period.

3. The amount payable under this Agreement is hereby reduced by $6,227,362.00, and shall not exceed $19,057,294.00.

4. This contract consists of the following amendment attachments, which are hereby incorporated herein as set forth in full text and made part of this agreement:
Amendment #4
Exhibit A — Additional Terms (including Exhibits A1-A6)
Exhibit B — Cost Adjustments
All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
	CONTRACTOR		CALIFORNIA Department of General Services Use Only
CONTRACTOR’S NAME (If other than an individual, state whether a corporation, partnership, etc.)
NICUSA, Inc. which will do business in California as National Information Consortium USA, Inc.
BY (Authorized Signature)		DATE SIGNED (Do not type)
2-17-06
PRINTED NAME AND TITLE OF PERSON SIGNING
Harry Herington	President, NICUSA
ADDRESS
10540 South Ridgeview Road, Olathe, KS 66061
STATE OF CALIFORNIA
AGENCY NAME
Secretary of State
BY (Authorized Signature)		DATE SIGNED (Do not type)
2/21/06
PRINTED NAME AND TITLE OF PERSON SIGNING
Janice Lumsden, Assistant Secretary of State, Operations
ADDRESS
1500 11th Street, Sacramento, CA 95814

Amendment #4
to Contract No. 00SA420104
SSD SOS 0010
California Business Programs Automation

This Amendment #4 to Contract No. 00SA420104, SSD SOS 0010, for the Secretary of State’s Business Programs Automation Project is entered into by and between NICUSA, Inc. which will do business in California as National Information Consortium USA, Inc. (“NICUSA”), formerly known as National Information Consortium USA, Inc. and the State of California, Secretary of State (“State”) (individually “Party,” collectively “the Parties”). Per the agreement of the Parties, the Parties agree to amend the Contract as follows:

     1.     Incorporation of Exhibits. The attached Exhibit A—Additional Terms (“Exhibit A”) and Exhibit B--Cost Adjustments (“Exhibit B”) are hereby incorporated herein and made a part of this Amendment, in their entirety, as if fully set forth herein. The execution of this Amendment shall be deemed the execution of the attached Exhibit A. The definition of Acceptance of the UCC Phase (“Acceptance”) and “First M&O Release” shall be as defined in the attached Exhibit A.

     2.     Reduction in Scope.     Pursuant to the SSD SOS 0010, the State originally solicited cost quotations for two procurement options for the BPA Project: Option A to design, develop and implement the Uniform Commercial Code (“UCC”) functionality (“Option A”) and Option B to design, develop and implement the UCC and Business Filings (“BE”) functionality combined (“Option B”). The scope of the Contract is being reduced from Option B (UCC and BE combined) to Option A (UCC). The Parties agree that NICUSA shall no longer be required to provide the following components of Option A: Federal Liens, State Liens, IVR, PKI services and Regional Offices. The parties further agree that NICUSA will no longer be required to provide development, support and functionality for the BE Phase as described in Option B with the exception of the BE images and BE Hardware contained in Option B.

     3.     Remaining Payment Obligation by State to NICUSA. The total value of the Contract, as agreed by the Parties, was $25,284,656. The Parties hereby agree that the value of the Contract is reduced by $6,227,362 (consisting of $4,987,315 for one-time costs and $1,240,047 for maintenance and operation support), leaving an agreed adjusted value of the Contract of $19,057,294 as of the effective date of this Amendment. The Cost Adjustments are attached as Exhibit B. Of the $19,057,294, the State has already paid NICUSA $14,731,152 as of the date of this Amendment, leaving an agreed total of $4,326,142 to be paid by the State to NICUSA under the Contract and this Amendment as follows:

(a) For One-Time Costs: $1,511,475 payable within 45 days after Acceptance and receipt of NICUSA’s invoice for such amount;

(b)     For Other One-Time Costs: $378,676 payable within 45 days after the completion of acceptance testing that demonstrates that all required functionality and defect corrections were delivered in, and that no new defects are introduced by, the First M&O Release as defined in Exhibit A; and $188,525 payable within 45 days after execution of this Amendment.

(c)     For 80% of the Maintenance and Operation (M&O) Support Costs: $1,797,973 payable in 42 equal monthly installments commencing on the effective date of Acceptance as invoiced monthly in arrears by NICUSA to cover their services provided during M&O.

(d) For Final (20%) M&O Support Costs: $449,493 payable upon satisfaction of the requirements specified in 3.3 of Exhibit A.

     4.     Extension of Contract. The Contract shall continue to cover a 42-month M&O Support Phase commencing upon Acceptance. Upon Acceptance, the Parties agree that the UCC portion of the BPA Project will be considered to be in the M&O Support Phase. The State agrees that, as of that date, monthly in arrears payments to NICUSA shall commence for M&O system maintenance and support charges as specified above. This Amendment shall not, however, affect or extend the hardware or system software maintenance obligations of NICUSA relating to system functions that began when hardware and/or system software was placed into production in August 2004 or at any other time before the effective date of this Amendment.

     5.     Release of BE Responsibilities. The parties agree that all rights have been terminated and all obligations have been discharged of either Party relating to all BE portions of the Contract except for maintenance of hardware and delivery of BE images as expressly set forth in this Amendment.

     6.     Miscellaneous.

          a.   Delays and Waivers. The failure of either Party to insist in any one or more instances upon the performance of any of the terms, covenants or conditions of this Amendment shall not be construed as a waiver or relinquishment of the future performance of any other term, covenant or condition, and the defaulting Party’s obligation with respect to future performance of any other terms shall continue in full force and effect. The failure of either Party to take any action permitted by this Amendment to be taken by it shall not be construed as a waiver or relinquishment of its right thereafter to take such action.

          b.   Headings; References. The headings used in this Amendment shall constitute a part of this Amendment.

          c.   Further Assurances. Each Party agrees to execute such documents and take such other actions as are reasonably requested by the other Party to carry out the intent of this Amendment.

          d.   Approvals. This Amendment is subject to the approval of the Department of General Services.

00SA420104 Amd# 04
Exhibit A

EXHIBIT A—Additional Terms

This Exhibit A—Additional Terms (“Exhibit A”) relates to Contract No. 00SA420104, SSD SOS 0010, the Secretary of State’s Business Programs Automation Project, and is entered into by and between NICUSA, Inc. which will do business in California as National Information Consortium USA, Inc. (“NICUSA”), formerly known as National Information Consortium USA, Inc. and the State of California, Secretary of State (“State”) (individually “Party,” collectively “the Parties”). The Parties agree as follows:

RECITALS

A.     The Department of General Services for the State of California issued a System Solicitation Document for an Information System for the Business Programs Division of the Secretary of State, SSD SOS 0010 (“SSD”). The project described in the SSD is referred to as the Business Programs Automation Project (“BPA Project”).

B.     Pursuant to the SSD, the State originally solicited cost quotations for two procurement options for the BPA Project: Option A to design, develop and implement the Uniform Commercial Code (“UCC”) functionality (“Option A”); and Option B to design, develop and implement the UCC and Business Filings (“BE”) functionality combined (“Option B”). National Information Consortium USA, Inc., now known as NICUSA, provided bids for both Option A and Option B of the BPA Project.

C.     The State of California awarded the contract for the BPA Project (Option B) to National Information Consortium USA, Inc. and the State and National Information Consortium USA, Inc. entered into an agreement for the BPA Project (Option B) dated September 1, 2001, (which, including all attachments, exhibits, documents and terms incorporated by reference, executed MOU’s and amendments is referred to herein as the “Prime Contract”). National Information Consortium USA, Inc., is now known as NICUSA, and NICUSA is a Party to, and has the rights and obligations of, National Information Consortium USA, Inc. under the Prime Contract. The Amended Statement by Foreign Corporation filed November 26, 2003 with the State and attached hereto as Exhibit A-1 evidences the name change.

D.     Due to market changes, including the announcement by Microsoft that it will no longer support Visual Basic 6, NICUSA informed the State that NICUSA was no longer actively marketing its BEST software application and services. This change in NICUSA’s business strategy increased the State’s risk to move forward with the BE portion of the Prime Contract.

E.     Due to the risk, the State has decided to terminate the BE portion of the Prime Contract. The State and NICUSA have agreed that it is in their mutual best interests that

00SA420104 Amd# 04
Exhibit A

there be a reduction in the scope of the BPA Project to Option A reflecting the termination of the BE portion of the BPA Project as further described below.

F.     Accordingly, the Parties wish to enter into Amendment #4 to the Prime Contract (“Amendment”), which this Exhibit A is attached to and made a part of.

AGREEMENT

1.     Incorporation of Recitals and Exhibits. The above recitals and Exhibits A-1 – A-6 constitute a part of this Exhibit A and are incorporated herein.

2.     Acceptance of UCC Phase. The following must occur prior to the State’s acceptance of the UCC Phase (“Acceptance”). Acceptance of the UCC Phase is required to move UCC into the Maintenance and Operation (“M&O”) Phase of the BPA Project.

          2.1.     Acceptance Release 2.5.27. NICUSA shall provide one final pre-M&O software release, i.e., Release 2.5.27, and, if necessary, any mutually agreed emergency releases, upon the following acceptance terms:

                    a.     The Scope of Release 2.5.27. The Parties agree that the scope of Release 2.5.27 will be limited to the work described in Exhibit A-2 (“Acceptance Release”).

                    b.     State Acceptance of Release 2.5.27. The Acceptance Release (Release 2.5.27) will be considered accepted by the State after the State has completed User Acceptance Testing (“UAT”) that demonstrates that all defects identified in Exhibit A-2 are corrected, and that no new defects are introduced by the release, and Release 2.5.27 is successfully installed into Production. The State will make best efforts to complete acceptance testing as quickly as possible.

          2.2.     Infrastructure Acceptance. NICUSA shall provide a plan to perform a complete test of the delivered infrastructure to demonstrate compliance with the SSD and Prime Contract requirements for backup/restore, failover and performance prior to Acceptance. Prior to acceptance of the UCC Phase, NICUSA shall provide the State with a demonstration of the backup/recovery of all programs and data including images; failover from the primary server to the secondary server with all system components and third-party software used to support the BEST application; and performance of hardware and software to contracted levels as specified in the SSD and Prime Contract. Performance will be considered acceptable if measurable performance is equivalent to the performance of the production system at the time of this agreement. NICUSA will ensure that the web servers, domain controller and Bulk Order server operate at the

00SA420104 Amd# 04
Exhibit A

current patch level for Windows 2003 and that the Citrix server and ES7000 operate at the current patch level for Windows 2000. The systems and components must be at the same level and configuration for all tests.

          2.3.     BE Images and BE Hardware Configuration. The parties agree to limit the BE Phase to the delivery of all BE Images scanned and invoiced by NICUSA and BE Hardware as defined in the NICUSA proposal. NICUSA shall install the BE Images onto state owned hard disk drives prior to Acceptance.

          2.4.     Administrative Requirement 50. The hardware and software listed on Exhibit A-3, is being provided by NICUSA to further meet Administrative Requirement 50 at no charge to the State. The hardware and software will be housed at the Department of Technology Services. NICUSA shall provide a work plan to install and test all Administrative Requirement 50 components.

          2.5.     Migration of AB55 Portal. NICUSA will provide all source code, hardware and software environment requirements as well as technical assistance to implement the AB55 Portal at the State. NICUSA shall provide all existing documentation that allows the State to maintain and operate the Portal.

3.      UCC Maintenance and Operation Phase (“UCC M&O Phase”).

          3.1.     Post Acceptance Releases. NICUSA agrees to provide a schedule of dates for all post acceptance releases.

                    a.     First M&O Release. NICUSA shall deliver the first post acceptance release (“First M&O Release”) to the State for testing within six months after Acceptance. The First M&O Release shall include all items listed in Exhibit A-4 including ACH and those high and critical defects pushed out of the Acceptance Release. NICUSA shall provide all necessary corrections to the release needed to ensure that all required functionality and fixes are satisfactorily completed and that no defects are introduced by the release. NICUSA shall use its best efforts to provide such corrections and fixes within 15 days of notification of the defects to NICUSA by the State. The State will make best efforts to complete acceptance testing as quickly as possible.

                    b.     Other M&O Releases. During the UCC M&O Phase, NICUSA further agrees to provide quarterly patches and annual releases to fix all high and critical defects known or to become known. High and Critical defects are as defined in Exhibit A-5. NICUSA agrees to fix all other defects not referenced above and/or enhancements as prioritized by the State, and as NICUSA M&O resources permit.

00SA420104 Amd# 04
Exhibit A

          3.2.     Operating System Level.   NICUSA agrees to support the UCC application so that it functions as accepted and maintained on either Windows 2000 or 2003 versions for all service packs and security-related patches through the UCC M&O Phase, except if the Visual Basic development environment will no longer function on any current operating system patch level. NICUSA will provide its best efforts to analyze and propose corrections if a Windows service pack or security patch introduces problems with one or more third party software products.

          3.3.     High and Critical Defects.   All outstanding high and critical defects known or to become known during the UCC M&O Phase, not otherwise fixed in the releases specified above, must be fixed by NICUSA in a release or releases delivered to the State within 90 days of the completion of the UCC M&O Phase.

          3.4.     Level 1 Support.   The State will accept responsibility for Level 1 support, provided that the State will perform workarounds and data correction only after NICUSA has delivered detailed procedures and scripts for those activities. NICUSA will provide and maintain all necessary procedures and contracts for reporting problems to the Level 2 support center, including but not limited to service level agreements and written escalation procedures with current contacts.

          3.5.     AB55 Portal.     Once successfully installed, the State will be responsible for ongoing support of the AB55 Portal.

          3.6.     System Documentation.   NICUSA shall maintain and provide to the State sufficient functional documentation to allow SOS to successfully operate and maintain the system.

          3.7.     Required Plans.   NICUSA shall provide the State with revisions of the plans listed in Exhibit A-6 as necessary to keep those plans current through the UCC M&O Phase, and will promptly correct specific deficiencies with those plans after written notification by the SOS.

00SA420104 Amd# 04
Exhibit A

EXHIBITS

A-1. Amended Statement by Foreign Corporation

A-2. Acceptance Release

A-3. AR 50 Hardware and Software

A-4. First M&O Release

A-5. Defect Levels

A-6. Required Plans

00SA420104 Amd# 04
Exhibit A

EXHIBIT A-1

AMENDED STATEMENT BY
FOREIGN CORPORATION

NICUSA, Inc. which will do business in California as National Information Consortium USA, Inc.                    ,
                                                                  (Name of Corporation)

a corporation organized and existing under the laws of                    Kansas                       , and which is presently
                                                                                         (State or Place of Incorporation)

qualified for the transaction of intrastate business in the State of California, makes the following statement:

That the name of the corporation has been changed to that hereinabove set forth and that the name relinquished

at the time of such change was             National Information Consortium USA, Inc.

00SA420104 Amd# 04
Exhibit A

EXHIBIT A-1

STATE OF KANSAS

OFFICE OF
SECRETARY OF STATE
RON THORNBURGH

To all to whom these presents shall come, Greetings:

I, RON THORNBURGH, Secretary of State of the State of Kansas, do hereby certify that I am the custodian of records of the State of Kansas relating to corporations and that I am the proper official to execute this certificate.

I FURTHER CERTIFY that NATIONAL INFORMATION CONSORTIUM USA, INC. is a regularly and properly organized corporation under the laws of the state of Kansas, having been incorporated in Kansas on the 30th day of December, A.D. 1992.

I FURTHER CERTIFY that a certificate of amendment was filed in this office July 21, 2003 changing the corporate name from NATIONAL INFORMATION CONSORTIUM USA, INC. to NICUSA, INC.

I DO FURTHER CERTIFY that NICUSA, INC. has paid all fees and franchise taxes due in this office and is in good standing according to the records now on file in the office of Secretary of State.

In testimony whereof:
I hereto set my hand and cause
to be affixed my official seal.
Done at the City of Topeka, this
19th day of November, A.D. 2003

00SA420104 Amd# 04
Exhibit A

EXHIBIT A-2
Acceptance Release

TR/TDR #	Severity	Program Area
TDR2436	Critical	Application Reports - Filings
TDR2445	High	Application Reports - Filings
TDR2446	High	Application Reports - Filings
TDR2448	High	Application Reports - Filings
TDR2450	Critical	Application Reports - Filings
TDR2451	Critical	Application Reports - Filings
TDR2764	High	Application Reports - Filings
TDR2767	Critical	Application Reports - Filings
TDR2778	Critical	Application Reports - Filings
TDR2784	High	Application Reports - Filings
TDR2794	High	Application Reports - Filings
TDR2865	Critical	Application Reports - Filings
TDR2885	High	Application Reports - Rejection
TDR2736	Critical	Application Reports - WEB / XML
TDR2738	Critical	Application Reports - WEB / XML
TR17159	High	Batch Jobs - Filings
TR17675	High	Batch Jobs - Filings
TR18227	High	Batch Jobs - Filings
TR18289	High	Batch Jobs - Filings
TR18572	High	Batch Jobs - Filings
TDR1794	High	Batch Jobs - Fiscal
TDR1795	High	Batch Jobs - Fiscal
TDR935	High	Batch Jobs - Fiscal
TR16828	High	Batch Jobs - Statistical Reports
TR16997	High	Batch Jobs - Statistical Reports
TR15224	Medium	BEST Application
TDR2177	High	Bulk Orders - Admin
TDR2581	Critical	Bulk Orders - Process
TDR2771	Critical	Bulk Orders - Process
TR19478	High	Business Rules Manager
TR19864	High	Customer Ledger
TDR1771	High	Documentation Update
TDR2485	High	Documentation Update
TDR2240	High	Filings - Data Capture
TR17947	High	Filings - Verification
TR19477	High	Filings - Verification
TR19867	High	Filings - Verification
TR16948	High	Fiscal Inquiries
TR17667	High	Fiscal Inquiries
TDR2379	High	Orders - Data Entry
TDR2152	Critical	Payment Verification Screens
TDR2114	Critical	Rejection Screen
TDR2118	Critical	Rejection Screen

Exhibit A-2 Page 1 of 3

00SA420104 Amd# 04
Exhibit A
TDR2038	Critical	Revenue Processing
TDR2050	High	Revenue Processing
TDR2653	High	Revenue Processing
TDR2880	High	Revenue Processing
TR15321	High	Revenue Processing
TR16876	High	Revenue Processing
TR17622	High	Revenue Processing
TR18399	High	Revenue Processing
TR18767	High	Revenue Processing
TR19232	High	Revenue Processing
TR19437	High	Revenue Processing
TDR1732	High	Statistical Reports
TDR2815	Critical	UeWI Utilities
TDR1066	High	User Maintenance Screen
TDR1466	High	User Maintenance Screen
TDR1992	High	User Maintenance Screen
TDR1994	High	User Maintenance Screen
TDR2389	High	User Maintenance Screen
TDR2645	High	User Maintenance Screen
TDR2648	Medium	User Maintenance Screen
TDR2741	High	User Maintenance Screen
TDR2894	High	User Maintenance Screen
TR15378	High	User Maintenance Screen
TR16799	High	User Maintenance Screen
TR18684	High	User Maintenance Screen
TR19422	High	User Maintenance Screen
TDR2916	High	WEB - Bulk Orders
TR19470	High	WEB - Common
TDR2171	High	WEB - Filings
TDR2756	Critical	WEB - Filings
TR16835	High	WEB - Inquiries
TR16836	High	WEB - Inquiries
TR17545	High	WEB - Inquiries
TDR2626	Critical	WEB - XML
TDR2627	Critical	WEB - XML
TDR2628	Critical	WEB - XML
TDR2819	High	WEB - XML
TDR2824	Critical	WEB - XML
TDR2825	High	WEB - XML
TR15515	High	WEB - XML
TR15766	High	WEB - XML
TR17209	High	WEB - XML
TR18079	High	WEB - XML
TDR2623	Critical	WEB – Filings
TDR2624	Critical	WEB – Filings
TDR2625	Critical	WEB – Filings
TR16149
TR17078

Exhibit A-2 Page 2 of 3

00SA420104 Amd# 04
Exhibit A

TDR2749	High	WEB - Filings
TDR2750	Critical	WEB - Filings
TDR2751	Critical	WEB - Filings
TR19466	High	Batch Jobs - Bulk Order
TR16826	High	WEB - Filings
TR16834	High	WEB - Filings
TR19192	High	UeWI Custom Components
TDR2367	High	Application Reports - Orders
TDR2659	Critical	Batch Jobs - Filings
TR17603	High	Certificate Date Change
TR17363	High	Certificate Date Change
TR15303	High	Filings - Verification
TR18975	High	Batch Jobs - Common
TDR1806	Critical	Batch Jobs - Common
TDR2080	Critical	Customer Maintenance
TDR2834	Critical	UeWI Order
TDR2836	Standard	UeWI Order
TR15336	High	Application Reports - Common
TR15417	High	Rejection Screen
TR15628	High	Certification Date Change
TR15875	High	Payment Verification Screen
TR16004	High	Application Reports - Common
TDR1885	Critical	Revenue Processing

Exhibit A-2 Page 3 of 3

00SA420104 Amd# 04
Exhibit A

EXHIBIT A-3
Administrative Requirement 50 – Hardware and Software

WB3 – Web Production Server	Quantity
Compaq ProLiant DL380 G3 rack-mount server	1
Compaq ProLiant ML370 G3/DL380 G3 processor option kit	1

CPQ 2GB PC2100 DDR KIT	2
Compaq Hot Plug Redundant Fan Option Kit	1
Compaq 36.4GB Ultra320 Universal Hot-Plug Disk Drive	4

Compaq 400W Redundant Power Supply	1
CPQ SMART ARRAY 641 CONTROLLER	1
CPQ 64MB BBWC ENABLER	1
Compaq ProLiant Essentials Lights-Out Advanced Pack License Only	1

Compaq CarePaq 3 Year On Site 24x7 4 Hour	1
VERITAS NETBACKUP DATA CENTER LICENSE V4.5 TIER 2	1

VERITAS NETBACKUP DATA CENTER V4.5 24X7 2YR SUPPORT	1

VERITAS ON-SITE CONSULTING FOR CUSTOMIZED SERVICES	1

MS WINDOWS SERVER 2003 ENTERPRISE ED LICENSE	1

MS WINDOWS SERVER 2003 ENTERPRISE ED MEDIA	1

MS WINDOWS SERVER 2003 ENTERPRISE ED CAL	5

WB4 – Web Production Server
Compaq ProLiant DL380 G3 rack-mount server	1
Compaq ProLiant ML370 G3/DL380 G3 processor option kit	1

CPQ 2GB PC2100 DDR KIT	2
Compaq Hot Plug Redundant Fan Option Kit	1
Compaq 36.4GB Ultra320 Universal Hot-Plug Disk Drive	4

Compaq 400W Redundant Power Supply	1

Exhibit A-3 Page 1 of 4

00SA420104 Amd# 04
Exhibit A

CPQ SMART ARRAY 641 CONTROLLER	1
CPQ 64MB BBWC ENABLER	1
Compaq ProLiant Essentials Lights-Out Advanced Pack License Only	1

Compaq CarePaq 3 Year On Site 24x7 4 Hour	1
VERITAS NETBACKUP DATA CENTER LICENSE V4.5 TIER 2	1

VERITAS NETBACKUP DATA CENTER V4.5 24X7 2YR SUPPORT	1

VERITAS ON-SITE CONSULTING FOR CUSTOMIZED SERVICES	1

MS WINDOWS SERVER 2003 ENTERPRISE ED LICENSE	1

MS WINDOWS SERVER 2003 ENTERPRISE ED MEDIA	1

MS WINDOWS SERVER 2003 ENTERPRISE ED CAL	5

CM6 - Citrix Production Server
Compaq ProLiant DL380 G3 rack-mount server	1
Compaq ProLiant ML370 G3/DL380 G3 processor option kit	1

CPQ 2GB PC2100 DDR KIT	2
Compaq Hot Plug Redundant Fan Option Kit	1
Compaq 36.4GB Ultra320 Universal Hot-Plug Disk Drive	4

CPQ NC7770 GBIT SRVR PCI-X ADAPTER	2
Compaq 400W Redundant Power Supply	1
CPQ SMART ARRAY 641 CONTROLLER	1
CPQ 64MB BBWC ENABLER	1
Compaq ProLiant Essentials Lights-Out Advanced Pack License Only	1

Compaq CarePaq 3 Year On Site 24x7 4 Hour	1
VERITAS NETBACKUP DATA CENTER LICENSE V4.5 TIER 2	1

VERITAS NETBACKUP DATA CENTER V4.5 24X7 2YR SUPPORT	1

VERITAS ON-SITE CONSULTING FOR CUSTOMIZED SERVICES	1

MS WINDOWS SERVER 2003 STANDARD EDITION LICENSE	1

MS WINDOWS SERVER 2003 STD ED MEDIA	1
MS WINDOWS SERVER 2003 STD ED CAL	5

Exhibit A-3 Page 2 of 4

00SA420104 Amd# 04
Exhibit A

CM5 – Citrix Test Server
Compaq ProLiant DL380 G3 rack-mount server	1
Compaq ProLiant ML370 G3/DL380 G3 processor option kit	1

CPQ 2GB PC2100 DDR KIT	2
Compaq Hot Plug Redundant Fan Option Kit	1
Compaq 36.4GB Ultra320 Universal Hot-Plug Disk Drive	4

CPQ NC7770 GBIT SRVR PCI-X ADAPTER	2
Compaq 400W Redundant Power Supply	1
CPQ SMART ARRAY 641 CONTROLLER	1
CPQ 64MB BBWC ENABLER	1
Compaq ProLiant Essentials Lights-Out Advanced	1
Compaq CarePaq 3 Year On Site 24x7 4 Hour	1
VERITAS NETBACKUP DATA CENTER LICENSE V4.5 TIER 2	1

VERITAS NETBACKUP DATA CENTER V4.5 24X7 2YR SUPPORT	1

VERITAS ON-SITE CONSULTING FOR CUSTOMIZED SERVICES	1

MS WINDOWS SERVER 2003 STANDARD EDITION LICENSE	1

MS WINDOWS SERVER 2003 STD ED MEDIA	1
MS WINDOWS SERVER 2003 STD ED CAL	5

UPGRADE ITEMS
512MB 133MHz ECC SDRAM DIMM Memory Module (D8267A)	12

MS WINDOWS SERVER 2003 ENTERPRISE ED LICENSE	2

MS WINDOWS SERVER ENT 2003 CLIENT ACCESS LICENSES	10

HP RACK
Rack 10642 (42U) Standard Pallet WW	1
Integrated 1U Kybd & TFT Monitor Kit US	1
HP ProCurve 10/100 Hub 24	1
IP Console Switch 3X1X16	1
Interface Adapter	4
Blanking Panel 10 1U 10k WW	1
42U 10K Side Panel kit WW	1

Exhibit A-3 Page 3 of 4

00SA420104 Amd# 04
Exhibit A

600mm 10K Stabilizer Option WW	1
24A High Voltage mPDU US/JP	2

Exhibit A-3 Page 4 of 4

00SA420104 Amd# 04
Exhibit A

EXHIBIT A-4
First M&O Release

1.	Quantity Adjustments

2.	ACH

3.	TR19072 Bulk Orders - Process

4.	TR15870 Rejection

5.	TDR2386 User Maintenance Screen

6.	TDR2565 WEB - Filings

Exhibit A-4 Page 1 of

00SA420104 Amd# 04
Exhibit A

EXHIBIT A-5
Defect Levels

Extreme/Critical= An error that causes a mission-critical application to terminate abnormally.

High= An error that causes an incorrect value or an incorrect update of the database and/or adversely affects the accomplishment of SOS operational or mission critical function(s).

Exhibit A-5 Page 1 of 1

00SA420104 Amd# 04
Exhibit A

EXHIBIT A-6
List of Required Plans

1.	UCC Master Training Plan

2.	Maintenance Operations Plan

3.	Release Management Plan

4.	Support Center Services Manual

5.	Infrastructure Plan

6.	Operations Procedure Manual

7.	UCC Requirements Traceability Document

8.	Configuration Management Plan Version

Exhibit A-6 Page 1 of 1

EXHIBIT B--Cost Adjustments

$26,932,851	Total contract as bid
($412,000)	Elimination of Special Filings (within Business Filings)
($336,195)	Removal of requirement to scan certain documents
($900,000)	Reduction in outreach/marketing program
$25,284,656	Contract amount as signed

$15,987,181	Option A—UCC Only—onetime costs as bid
$2,247,466	Option A M&O as bid
$18,234,647	Option A total as bid
($690,000)	Reduction in UCC portion of outreach/marketing program
($87,926)	Reduction for UCC portion of removal of scanning of certain documents
$17,456,721	Option A—UCC Only—portion of total contract as signed
($2,247,466)	Option A portion of M&O
$15,209,255	Option A onetime cost portion of total contract as signed

$1,227,643	Hardware & software costs; total contract as signed
($98,505)	Contract value of undelivered BE hardware & software
$1,129,137	Hardware & software costs from contract, as delivered
($774,329)	Option A portion of hardware & software costs in contract as signed
$354,808	Adjustment to Option A HW & SW costs for delivered BE hardware & software

$15,209,255	Option A onetime cost portion of total contract as signed
$354,808	Adjustment for BE hardware delivered and accepted
$156,720	Adjustment for additional UCC images delivered
$1,265,045	Adjustment for BE images delivered and accepted[1]
($30,000)	Adjustment for state tax liens function[2]
($30,000)	Adjustment for federal tax liens function[2]
($66,000)	Adjustment for PKI services[3]
($50,000)	Adjustment for IVR/TTD-TTY[3]
$16,809,828	Total onetime costs as adjusted

$25,284,656	Contract amount as signed
($16,809,828)	Total Option A onetime costs as adjusted
($2,247,466)	Option A M&O costs
$6,227,362	Net reduction in contract

Notes:
1.	Value for BE images from contract per-image rate. Usability and quality independently verified by Electronic Image Designers, Inc.

2.	Value from NICUSA Invoice CN040611. Business partners not ready; postpone to new BE project

3.	Value from NICUSA Invoice CN040611. Functions not required